UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 11, 2020

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin St., Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (312) 822-5000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	“CNA”	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 11, 2020, the registrant entered into an underwriting agreement (“Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule II thereto, relating to the offer and sale of $500 million aggregate principal amount of the registrant’s 2.050% notes due 2030 (the “Notes”).  The Notes are being offered and sold pursuant to the registrant’s effective shelf registration statement on Form S-3 (File No. 333-231090) and prospectus supplement, dated August 11, 2020.  The sale of the Notes is expected to close on August 14, 2020, subject to customary closing conditions.

The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the form of the Notes, which are attached hereto as Exhibits 1.1 and 4.1, respectively, and incorporated herein by reference.  A copy of the opinion and consent of José Ramón González, Executive Vice President and General Counsel of the registrant, relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 11, 2020, between CNA Financial Corporation and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters listed on Schedule II thereto.
4.1	Form of 2.050% Note due 2030.
5.1	Opinion of José Ramón González, Esq.
23.1	Consent of José Ramón González, Esq. (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)

Date: August 13, 2020	By	/s/ Albert J. Miralles
(Signature)
Albert J. Miralles Executive Vice President and Chief Financial Officer